Segment reporting (Tables)	6 Months Ended
Jun. 30, 2024
Segment reporting
Schedule of product net sales by country of sales

	Six Months Ended
	June 30,
(in thousands of $)	2024	2023
North America	$755,536	$440,853
Japan	38,114	23,645
EMEA	66,072	22,836
China	16,196	—
Total product net sales	$875,918	$487,335